Exhibit 99.a

CROWN EUROPEAN HOLDINGS SA

LETTER OF TRANSMITTAL

for

OFFER TO EXCHANGE

all outstanding 6 1/4% First Priority Senior Secured Notes due 2011

for

6 1/4% First Priority Senior Secured Notes due 2011

that have been registered under the Securities Act of 1933

pursuant to the Prospectus dated                     , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

Wells Fargo Bank, N.A.

By Mail:	By Overnight Courier or Hand:

Wells Fargo Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

For additional information please contact the Shareowner Relations Department at (877) 536-3552.

Facsimile Requests:

(651) 450-2452

Facsimile Confirmation by Telephone:

(651) 450-4110

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus dated                     , 2004 (the “Prospectus”) of Crown European Holdings SA (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”), upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal, each €1,000 principal amount of its 6 1/4% First Priority Senior Secured Notes due 2011 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement (the “Registration Statement”) of which the Prospectus is a part, for each €1,000 principal amount of its outstanding 6 1/4% First Priority Senior Secured Notes due 2011 (the “Old Notes”), of which €460,000,000 principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefore. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer in its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be completed by a Holder of Old Notes if either (a) a tender of Old Notes is to be made by delivering physical certificates for such Old Notes to the Exchange Agent or (b) a tender of Old Notes is to be made by confirmation of blocking instructions in accordance with the standard operating procedures of Euroclear or Clearstream, Luxembourg, as the case may be, pursuant to the procedures set forth under “The Exchange Offer—Procedures for Tendering Old Notes—Valid Tender” or “The Exchange Offer—Procedures for Tendering Old Notes—Euroclear and Clearstream, Luxembourg Procedures for Blocking Instructions” in the Prospectus. Certificates or confirmation of blocking instructions by Euroclear or Clearstream, Luxembourg, as the case may be, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Tenders by confirmation of blocking instructions may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “confirmation of blocking instructions” means a confirmation from Euroclear or Clearstream, Luxembourg, as the case may be, that the securities account of Old Notes tendered has been blocked from and including the day on which the confirmation is delivered to the Exchange Agent and that no transfers will be effected in relation to the Old Notes at any time after such date. The term “agent’s message” means a message to the Exchange Agent, transmitted by Euroclear or Clearstream, Luxembourg, as the case may be, which states that such facility has received an express acknowledgment that the Holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Holder.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF 6 1/4% FIRST PRIORITY SENIOR SECURED NOTES DUE 2011 TENDERED HEREBY
Name(s) and Address(es) of Registered Owner(s) (Please fill in)	Certificate or Registration Numbers	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered*

Total:
* Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of €1,000.

This Letter of Transmittal is to be used by Holders if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety. Please read this entire Letter of Transmittal carefully before checking any box below.

[_] CHECK HERE IF OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING TENDERED BY CONFIRMATION OF BLOCKING INSTRUCTIONS IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS APPLICABLE, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby, in full satisfaction of all obligations owing to the undersigned arising out of or relating to the Old Notes including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 3).

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and that the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

SPECIAL REGISTRATION INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the Old Notes are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of 6 1/4% First Priority Senior Secured Notes due 2011 Tendered Hereby.”

Name:	Name:

Address:	Address:

Employer Identification or Social Security Number:	Employer Identification or Social Security Number:

(Please print or type)	(Please print or type)

REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE

(In addition, complete Substitute Form W-9 below)

X

X

Dated:

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type:)

SIGNATURE GUARANTEE (If Required—See Instruction 4)
Name and Capacity (full title)

(Signature of Representative of Signature Guarantor)

Address (including zip code)	(Name and Title)

(Area Code and Telephone Number)	(Name of Plan)

(Taxpayer Identification or Social Security No.)	(Area Code and Telephone Number)

Dated:	Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Notes or confirmation of blocking instructions, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the “Expiration Date”). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. Partial Tenders; Withdrawals. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of 6 1/4% First Priority Senior Secured Notes due 2011 Tendered Hereby.” A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the Holder must otherwise comply with the withdrawal procedures of Euroclear or Clearstream, Luxembourg as described in the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by blocking procedure, the name and number of the account at Euroclear or Clearstream, Luxembourg, to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If this Letter of Transmittal is signed by a participant in Euroclear or Clearstream, Luxembourg, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in Euroclear or Clearstream, Luxembourg whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

4. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at Euroclear or Clearstream, Luxembourg, as applicable) in which the New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder’s account at Euroclear or Clearstream, Luxembourg, as applicable.

5. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6. Waiver of Conditions. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

9. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

IMPORTANT TAX INFORMATION

Under current United States federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”) (generally, a social security number, individual taxpayer identification number, or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Exchange Agent with a TIN in the required manner, (b) the IRS notifies the Exchange Agent that the TIN provided is incorrect, or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Exchange Agent or other payer is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Old Notes pursuant to this tender offer as well as any future reportable payment that may be made to a Holder of New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will remit any previously withheld amounts to the IRS as backup withholding and will withhold a percentage (currently 28%) of all future reportable payments due to the Holder until the Holder furnishes its TIN to the Exchange Agent.

Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements. Exempt Holders other than non-United States persons should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing “Exempt” on the face of the form, and signing and dating the form. A non-United States person must also provide certification of foreign status as set forth below. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

A non-United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, provided below, signed under penalty of perjury, certifying that the person is a non-United Stated person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust, or an intermediary, should also not use Form W-8BEN, but should use an alternate form of a Form W-8. Consult your tax advisor for more information. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).

PAYOR’S NAME: Wells Fargo Bank, N.A.

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number
Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Certification—Under penalties of perjury, I certify that: (1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding, because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

	Signature:	Date:

Certification Instructions—See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Exchange Agent regarding proper establishment of the exemption.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all payments (28% or such rate as may apply in the year of payment) made to me thereafter will be withheld until I provide a number.

Signature:	Date:

Form W-8BEN (Rev. December 2000) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner

for United States Withholding

➢  Section references are to the Internal Revenue Code.    ➢  See separate instructions.

➢  Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621
Do not use this form for:	Instead, use Form:
• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, , or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

•   A foreign government, international organization, foreign central bank of issue, foreign tax exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of sections(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)

W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
• A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual organization that is the beneficial owner			2 Country of incorporation or organization

3 Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization
☐ Central bank of issue	☐ Tax-exempt organization	☐ Private foundation
4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code where appropriate.			Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.			Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSn or ITIN ☐ EIN		7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II    Claim of Tax Treaty Benefits (if applicable)

9    I certify that (check all that apply):

a	☐ The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b	☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c	☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d	☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e	☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10	Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income): . Explain the reasons the beneficial owner meets the terms of the treaty article

Part III    Notional Principal Contracts

11	☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the united states. I agree to update this statement as required.

Part IV    Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

•	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
•	The beneficial owner is not a U.S. Person,
•	The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
•	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ➢
	signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.                     Cat. No. 25047Z                     Form W-8BEN     (Rev. 12-2000)